1 Columbia Property Trust May 2015 Company Presentation

2 Forward-Looking Statements Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2014, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, including reconciliations of any non-GAAP financial measures found herein, please reference the supplemental report furnished by the Company on a Current Report on Form 8-K filed on April 30, 2015. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. Unless otherwise noted, all data herein is as of 3/31/15.

3 Presentation Overview • Positioned to Compete • Portfolio Transformation • Proactive Operator • Strong and Flexible Balance Sheet 221 Main Street

4 Positioned to Compete View of 333 Market Street, San Francisco

5 Executing Growth Strategy Company formed in 2003; raised/invested over $5B Rated investment-grade by S&P and Moody’s Acquired Market Square in Washington, D.C. Listed shares on NYSE Expanded in San Francisco by acquiring 221 Main Street and 650 California Street Acquired 333 Market Street in San Francisco Sold nine-property portfolio, reducing markets from 30 to 26 Created dedicated management team Expanded in target markets with purchase of 315 Park Avenue S. in New York City and 116 Huntington Avenue in Boston Sold 23 noncore assets, reducing markets from 25 to 15 2012 2011 and Prior 2013 - 2014 2015 333 Market Street 315 Park Ave. S.

6 Regional Management Platform San Francisco Western Region Management Office Washington, D.C. Eastern Region Management Office Atlanta Corporate Headquarters Leadership Team • Nelson Mills, CEO • Jim Fleming, CFO • Drew Cunningham, SVP – Real Estate Operations • Dave Dowdney, SVP – Western Region • Wendy Gill, SVP – Corporate Operations and CAO • Kevin Hoover, SVP – Real Estate Transactions

7 Competitive Positioning 92% 66% 34% 11% 7% 20% 2% 8% 5% 12% 22% 31% 9% 10% 14% 9% 6% 8% 21% 24% 51% 63% 76% 100% 100% 100% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% SLG VNO BXP CXP YE2015 KRC PDM BDN CUZ HIW PKY New York City Boston (CBD) San Francisco Washington, D.C. West L.A. All Other Note: As of 3/31/2015 sourced from Green Street Advisors Company Snapshots, company filings, and SNL Financial; CXP YE2015 based on annualized lease revenue as of 3/31/15, pro forma for the impact of planned dispositions enumerated on slide 12. “High-Barrier Markets” as defined by Green Street Advisors. High-Barrier Market Exposure High-Barrier REITs Low-Barrier REITs N et O pe ra tin g In co m e

8 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 BXP SLG VNO KRC CXP PDM BDN PKY HIW CUZ Competitive Positioning High-Barrier REITs Low-Barrier REITs Net Rent Per Square Foot Source: For CXP, as of the date noted. For all others, Green Street Advisors Company Snapshots, as of 3/31/2015, or recent public filings. 1 Actual full-year results. 2 Pro forma for planned dispositions. 3 Pro forma for planned dispositions. No other acquisitions or dispositions assumed. Based on today’s market rates, without market or contractual rate increases. $36.75 $23.12 Q115 $18.07 2011A1 $35.75 $32.50 $24.50 $18.25 $16.75 $15.50 $14.50 $14.00 $29-30 2019YE3 $25.41 2015YE2

9 2015 Objectives • Dispositions − 14 assets identified and in process − Exclusively suburban and predominantly single-tenant • Leasing and Operations − Proactively addressing upcoming expirations − Enhancing select property positioning − Leasing at recent acquisitions • Capital Markets − Extend maturities − Increase unsecured debt − Build flexibility • Investments − Opportunistic based on modest leverage and future disposition progress 100 East Pratt

10 315 Park Avenue South, New York City Portfolio Transformation

11 Reduces leases expiring over the next five years from 41% to 34% (based on square feet) Portfolio Transformation We anticipate approximately $500M–600M in proceeds from our planned dispositions. Increases CBD holdings from 60% to 70% (based on ALR) Note: As of 3/31/15, pro forma for the impact of planned dispositions.

12 Portfolio Transformation Property Market Sq. Ft. 1580 West Nursery Road Baltimore 315,000 550 King Street Buildings Boston 490,000 Robbins Road Boston 458,000 215 Diehl Road Chicago 162,000 263 Shuman Boulevard Chicago 354,000 544 Lakeview Chicago 139,000 Acxiom Chicago 322,000 Bannockburn Lake III Chicago 106,000 The Corridors III Chicago 222,000 Highland Landmark III Chicago 273,000 800 North Frederick Suburban Maryland 393,000 1881 Campus Commons N. Virginia 245,000 170 Park Avenue N. New Jersey 145,000 180 Park Avenue N. New Jersey 224,000 Planned Dispositions 14 Properties 7 Single-Tenant Assets 3.8M Total Square Feet

13 Market Concentration Portfolio Transformation Multi-Tenant Focus 20% Single- Tenant 80% Multi- Tenant Q4 │ 20151 Estimated 28% Single- Tenant 72% Multi- Tenant Q1 | 2015 45% Single- Tenant 55% Multi- Tenant Q4 │ 2011 14 YE2015 All data above based on Annualized Lease Revenue. 1As of 3/31/15, pro forma for the impact of planned dispositions. Goal: 8-10 Markets

14 Focus on CBD and Urban-Infill Submarkets Portfolio Transformation 39% CBD 43% Suburban Q1 │ 2015 Q4 │ 2011 27% Suburban 60% CBD 15% Suburban 70% CBD Property Urban-Infill Submarket Square Feet Leased Percent University Circle Palo Alto (San Francisco) 451,000 98.9% 515 Post Oak Galleria (Houston) 275,000 50.9% Lindbergh Center Buckhead (Atlanta) 955,000 100% Pasadena Corporate Park Pasadena (Los Angeles) 264,000 93.9% All data above based on Annualized Lease Revenue. 1As of 3/31/15, pro forma for the impact of planned dispositions. Q4 │ 20151 Estimated 18% Urban Infill 13% Urban Infill 15% Urban Infill

15 Target Portfolio – 2015 Year-End Focused on value-creation and growth: • Target market concentrations • CBD/urban-infill markets and multi-tenant properties • Increased average rental rates • Anchored by a solid existing core portfolio 67% ALR from Target Markets Atlanta, Boston, Houston, New York City, San Francisco, S. California, and Washington D.C. 80 / 20% Multi-Tenant / Single-Tenant 70 / 30% CBD / Suburban Assumes Planned Dispositions All data above based on Annualized Lease Revenue as of 3/31/15, pro forma for the impact of planned dispositions.

16 Target Investment Criteria • High-Barrier Gateway Markets Long-term demand growth and barriers to entry • CBD / Urban-Infill Submarkets Supply constraints, plus strong tenant and investor demand • Highly Competitive Assets Physical and locational attributes • Value-Add Near-term leasing and/or renovation opportunities • Goal: Deliver normalized yield profile 75-150 bps above core returns within 2 to 5 years 116 Huntington Avenue

17 Expanded in San Francisco 221 Main Street South Financial District 650 California Street North Financial District • 388K RSF • Built in 1974, with major renovation in 2011 • Major tenants include DocuSign and Prosper Marketplace • 478K RSF • Built in 1964, with major renovations in 2007 and 2013 • Major tenants include Littler Mendelson and Credit Suisse

18 Investing in Top Markets: Boston 116 Huntington Avenue Acquired January 2015 Submarket Back Bay RSF 271,000 Year Built 1991 Leased 77.9% ALR PSF $46.46 Major Tenants American Tower, GE Healthcare Lease Roll Summary 0% 5% 10% 15% 20% 25% Current Vacancy 2015 2016 2017 2018 22% Current vacancy offers immediate lease-up opportunity • Premium top two floors currently available in the desirable Back Bay submarket in Boston’s urban core • Marketing campaign and capital improvements underway

19 Investing in Top Markets: New York City 315 Park Avenue South Acquired January 2015 Submarket Midtown South RSF1 327,000 Year Built / Renovated 1910 / 2007 and 2014 Leased 93.9% ALR PSF $73.58 Major Tenants Credit Suisse, Oracle • Current net rents are approximately 30% below market2 • Leasing and management led by L&L Holding Company, a top office developer and operator in Manhattan Lease Roll Summary 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Current Vacancy 2015 2016 2017 2018 2016 expiring space accessible now 1 BOMA remeasured SF is 341,000. 2 Management’s estimate of market rents.

20 Proactive Operator University Circle, Palo Alto, CA

21 Lease & Tenant Profiles Strong Industry Diversification Diversification and Credit Rating of Top 20 Tenants All data based on Annualized Lease Revenue. 1 Based on rated tenants. 16.6% 13.0% 9.4% 8.6% 7.2% 6.3% 5.4% 4.4% 3.1% 2.5% 23.5% Services - Legal Services FIRE - Depository Institutions FIRE - Security & Commodity Brokers Services - Business Services Trans & Util - Electric, Gas, And Sanitary Services Services - Engineering & Management Services Trans & Util - Communication Manf. - Industrial Machinery And Equipment Manf. - Transportation Equipment Retail - Miscellaneous Retail All Other A- Average Tenant Credit Rating1 0.0% 2.0% 4.0% 6.0% 8.0% Jones Day AT&T IBM PSEG T. Rowe Price CH2M Alcatel-Lucent Newell Rubbermaid DLA Piper Acxiom/May & Speh AMLaw 100 B- BBB+- AA- A AA- BBB+ A+ BBB A- NR NR B- BBB- NR BBB- BB BBB+ AM Law 100 AMLaw 100 Wells Fargo Credit Suisse KeyBank Pershing Westinghouse Foster Wheeler Fulbright & Jaworski Northrop Grumman Shearman & Sterling OfficeMax

22 Leasing Activity 2012 2013 2014 2015 Q1 New Leases 887,197 587,127 359,239 190,099 Renewal Leases 1,941,302 1,187,125 740,583 40,050 Total Leases 2,828,499 1,774,252 1,099,822 230,149 % Portfolio Leased (SF) 13.5% 10.8% 7.1% N/A Average Lease Term1 9.8 Years 10.2 Years 11.9 Years 9.4 Years 1 Based on Annualized Lease Revenue. 222 East 41st Street

23 Summary of Key Leasing Accomplishments 2011 to Present 8M+ SF of leasing since 2011 Assets Sold/Positioned for Sale 9 Technology Drive Suburban Boston Sold following 251K SF renewal and extension with Bose 4200 Wildwood Suburban Atlanta Sold following 265K SF renewal of GE 11200 W. Parkland Ave. Milwaukee, WI Sold following 230K SF lease with Wells Fargo 919 Hidden Ridge Irving, TX Sold following 248K SF new lease with Christus Health Corridors III Suburban Chicago For sale following 125K lease with PNC Bank Major Leases Signed Key Tower Cleveland KeyBank – 478K SF through 2030 BakerHostetler – 116K SF through 2031 80 Park Plaza Newark, NJ PSEG – 824K SF through 2030 Market Square Washington, D.C. Edison Electric – 79K SF through 2030 100 East Pratt Baltimore T. Rowe Price – 425K SF through 2027 Sterling Commerce Dallas CaremarkPCS – 208K SF through 2022 221 Main Street San Francisco DocuSign – 100K+ SF through March 2024 68K SF with other tenants since acquisition University Circle Palo Alto, CA 264K+ SF since 2011 (includes Amazon Web Services – new 62K SF lease through 2021) 650 California Street San Francisco Textainer – 23K SF lease renewal through May 2027

Key Leasing Accomplishments

University Circle
Palo Alto, CA (San Francisco)



- **264K SF total leasing** since 2011 to replace departing tenants
- **Remodeled vacant spaces** to reposition for more diverse tenancy
- **Rate roll-up** on nearly all renewals/ extensions (avg. cash increase of 20%+ from prior rents)

Capitalizing on tech demand, we've brought occupancy back to 98.9%.

221 Main Street
San Francisco


221

- **DocuSign** Expanded from 35K to 119K SF and extended to 2024
- **Prosper Marketplace** New 48K SF lease through 2023
- **Bright Horizons** Renewed 14K SF through 2020

With leases averaging over 20% above underwriting, we've brought occupancy to 95%+ (by 2015YE).

One Glenlake
Atlanta



- **Oracle** New lease for 51K SF to 2023
- **Comcast** New lease for 26K SF to 2024
- **McDonald's** New lease for 19K SF to 2022

With these deals, we have leased nearly a third of the property out to at least 2022.

24

25 Key Leasing Accomplishments KeyBank • Retained 478K SF (71% of prior space) and extended to 2030 • Giving back 198K SF in June 2015 PSEG • Renewed in 824K SF and extended to 2030 • Top five floors now available for lease in Sept. 2015 Key Tower Cleveland 116K SF (50+% of give-back) now leased to BakerHostetler, from 2016 to 2031 100 East Pratt Baltimore Rolled up rates on retained space, with lease-up opportunity on top five floors 80 Park Plaza Newark, NJ T. Rowe Price • Renewed in 425K SF (all of original space) and extended to 2027 Successfully competed with proposed build-to-suit to maintain anchor tenant to keep property 98.8% leased

26 563K SF 584K SF 1,152K SF 753K SF 210K SF 630K SF 70K SF 234K SF 350K SF 92K SF 31K SF 155K SF 36K SF 529K SF 1,232K SF 153K SF 188K SF 514K SF 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 2015 2016 2017 2018 2019 2020 Lease Expirations IBM - 393K SF Suburban MD Novartis - 71K SF N. New Jersey OfficeMax - 354K SF Suburban Chicago Northrop Grumman - 315K SF Baltimore Alcatel-Lucent - 458K SF Suburban Boston Total ALR Expiring by Year – Current Portfolio Same Store 2014/2015 Acquisitions Planned Dispositions

27 Lease Expirations 563K SF 584K SF 1,152K SF 752K SF 210K SF 630K SF 70K SF 234K SF 350K SF 92K SF 31K SF 155K SF 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 2015 2016 2017 2018 2019 2020 Total ALR Expiring by Year – After Planned Dispositions Fulbright & Jaworski Market Square Washington, DC 127K SF Jones Day 222 E. 41st St. New York City 353K SF Shearman & Sterling Market Square Washington, DC 93K SF CH2M Hill Denver 478K SF Thompson Hine Key Tower Cleveland 165K SF 221 Main St. San Francisco - 35K SF Credit Suisse 315 Park Ave. S. New York City - 72K SF ‘16 - 163K SF ‘17 Littler Mendelson 650 California St. San Francisco - 114K SF Same Store 2014/2015 Acquisitions

28 Key Leasing Opportunities Maximizing Rent Growth in a Strong Market 650 California Street San Francisco In-place leases at the 87%-leased building are approximately 40% below market.1 • Recent completion of $14M+ upgrade, including lobby renovation and addition of parking • Working to assemble a large block of space to meet market demand • Our first lease at the property – a 23K SF renewal with Textainer – was signed in April 2015, at a rate well above underwriting 33% rollover in first two years of ownership 1 Based on management’s estimate of market rents.

29 Key Leasing Opportunities 222 East 41st Street New York City Jones Day’s 353K SF lease expires in October 2016. Market Square Washington, D.C. Early Positioning in Midtown / Grand Central • Aggressively marketing this rare opportunity for the submarket – significant block of space in newer construction building • Modest upgrades underway to entrance, lobby and amenities • New marketing suite on 24th floor to be completed in May 2015 Proactively Leasing an Iconic Asset • Edison Electric renewed and extended through 2030 (79K SF) • Three leases executed to date back-filling over 20% of law firm space expiring in 2015 and 2016 • Capital improvements in process, including upgrades to lobbies and other common areas Major Known Move-Outs Tenant Sq. Ft. Expiration Re-leased Fulbright & Jaworski 126,644 6/30/2015 33% Shearman & Sterling 92,884 3/31/2016 8%

30 Summary of Key Leasing Opportunities Major Expirations One Glenlake Parkway Atlanta Oracle – 108K SF in Jan. 2015 (18% already leased) Key Tower Cleveland Key Bank – 198K SF in June 2015 (116K SF already leased to BakerHostetler) 80 Park Plaza Newark, NJ PSEG – 136K SF in Sept. 2015 Market Square Washington, D.C. Fulbright – 127K SF in June 2015 (33% already leased) Shearman – 94K SF in March 2016 (8% already leased) 650 California Street San Francisco Littler Mendelson – 114K SF in March 2016 222 E. 41st Street New York City Jones Day – 353K SF in Oct. 2016 315 Park Avenue South New York City Credit Suisse – 40K SF in 2016, 163K SF in 2017 CH2M (S. Jamaica Street) Denver CH2M – 478K SF in Sept. 2017 2015 to 2017 One Glenlake Parkway

31 650 California Street, San Francisco Strong and Flexible Balance Sheet

32 Capital Profile • Baa2 Stable / BBB- Positive ratings • 36.9% Debt-to-Gross-Real-Estate- Assets • 46% Secured / 54% Unsecured • 5.87x Net Debt1 to Adjusted EBITDA2 (as of Q1 2015) • 4.16x Fixed-Charge Coverage Ratio (as of Q1 2015) • Large unencumbered asset pool of $3.8 billion (66% of total portfolio)3 Mortgage Debt Bonds Term Loan Line of Credit 46% 21% 28% 5% Conservative Leverage Diversified Debt Capital Sources As of 3/31/15. 1 Net Debt is calculated as the total principal amount of debt outstanding, minus cash and cash equivalents and discounts on bonds payable. 2 Q1 2015 EBITDA of $82.3M adjusted for real estate acquisition-related costs of $2.0M and loss on early extinguishment of debt of $0.5M. 3 Based on Gross Real Estate Assets. 4.87% 4.81% 2.07% L+130

33 Current Debt Profile Description Rate Maturity Balance ($ in thousands) 333 Market Street Note 4.75% Jul-15 206,625 100 E. Pratt Note 5.08% Jun-17; repayable without penalty Jul-15 105,000 Unsecured Term Loan L + 130bps; fixed @ 2.07% Feb-16; two 1-year extension options 450,000 SanTan Corporate Center Notes 5.83% Oct-16 39,000 221 Main Street Note 3.95% May-17 73,000 263 Shuman Blvd. Note 5.55% Jul-17 49,000 215 Diehl Road Note 5.55% Jul-17 21,000 Unsecured Credit Facility L + 130bps Aug-17; one 1-year extension option 105,000 2018 Unsecured Bonds 5.88% Apr-18 250,000 One Glenlake Pkwy. Note 5.80% Dec-18 31,390 650 California St. Note 3.60% Jul-19 130,000 Market Square Note 5.07% Jul-23 325,000 2025 Unsecured Bonds 4.15% April-25 350,000 Total 2,135,015 As of 3/31/15 36.9% Debt to Assets 4.09% Weighted Average Rate 4.2 Years Weighted Average Maturity (4.7 years including extensions)

34 2015 Projected Debt Profile Description Rate Maturity Balance ($ in thousands) SanTan Corporate Notes 5.83% Oct-16 39,000 221 Main Street Note 3.95% May-17 73,000 2018 Unsecured Bonds 5.88% Apr-18 250,000 One Glenlake Note 5.80% Dec-18 31,390 650 California Street Note 3.60% Jul-19 130,000 Revolving Line of Credit1 TBD 2020 - Term Loan – 5 Year1 TBD 2020 300,000 Term Loan – 7 Year1 TBD 2022 150,000 Market Square Note 5.07% Jul-23 325,000 2025 Unsecured Bonds1 4.15% Apr-25 350,000 Total 1,648,390 As of 3/31/15, pro forma for the impact from 2015 planned dispositions. 1Estimated balance and maturity. 30.5% Debt to Assets (estimated) 4.4% Weighted Average Rate (estimated) 6.4 Years Weighted Average Maturity (estimated)

35 Debt Maturities 206.6 39.0 248.0 31.4 130.0 325.0 105.0 450.0 250.0 350.0 0 100 200 300 400 500 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1As of 3/31/15 2As of 3/31/15, pro forma for the impact from planned dispositions. • Term Loan has two one-year extension options • Line of Credit has a one-year extension option 39.0 73.0 31.4 130.0 325.0 300.0 150.0 250.0 350.0 0.0 100.0 200.0 300.0 400.0 500.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 20 15 P ro je ct ed M at ur iti es 2 Cu rr en t M at ur iti es 1  Mortgage Debt ($M)  Line of Credit ($M)  Unsecured Term Loan ($M)  Bonds ($M)

36 For more information: Columbia Property Trust Investor Relations t 800.899.8411 e IR @ columbiapropertytrust.com 0037-CXPPRES1504 Market Square, Washington D.C.